EXHIBIT 15


                                POWER OF ATTORNEY
                                -----------------

                  We, the undersigned directors and officers of IL Annuity and Insurance Company, a Kansas corporation, hereby constitute and appoint Lee A. Schott, our true and lawful attorney, with full power to her to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering IL Annuity and Insurance Company Separate Account 1, established by IL Annuity and Insurance Company on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorney to said Registration Statements and any and all amendments thereto.

                  Witness my hand on the date set forth below.


Signature                                              Title                                   Date
---------                                              -----                                   ----

/s/ Mark V. Heitz                              President, Chief Executive                      April 12, 2002
-----------------------                        Officer and Director
Mark V. Heitz



/s/ Michael H. Miller                          Executive Vice President,                       April 12, 2002
---------------------                          General Counsel, Secretary &Director
Michael H. Miller



/s/ Mark K. Hammond                            Executive Vice President,                       April 12, 2002
-------------------                            CFO, Treasurer & Director
Mark K. Hammond

                                                                      EXHIBIT 15



                                POWER OF ATTORNEY
                                -----------------

                  We, the undersigned directors and officers of IL Annuity and Insurance Company, a Kansas corporation, hereby constitute and appoint Lee A. Schott, our true and lawful attorney, with full power to her to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering IL Annuity and Insurance Company Separate Account 1, established by IL Annuity and Insurance Company on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorney to said Registration Statements and any and all amendments thereto.

                  Witness my hand on the date set forth below.

Signature                                              Title                                   Date
---------                                              -----                                   ----

/s/ Thomas C. Godlasky                         Director                                        April 05, 2002
----------------------
Thomas C. Godlasky

/s/ Roger K. Brooks                            Chairman, Director                              April 05, 2002
-------------------
Roger K. Brooks

                                                                      EXHIBIT 15


                                POWER OF ATTORNEY
                                -----------------

                  I, the undersigned director of IL Annuity and Insurance Company, a Kansas corporation, hereby constitute and appoint Lee A. Schott, our true and lawful attorney, with full power to her to sign for me and in my name and in the capacity indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering IL Annuity and Insurance Company Separate Account 1, established by IL Annuity and Insurance Company on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

                  Witness my hand on the date set forth below.

Signature                                              Title                                   Date
---------                                              -----                                   ----

/s/ Stephen J. Shorrock                        Director                                        April 8, 2002
-----------------------
Stephen J. Shorrock

                                                                      EXHIBIT 15


                                POWER OF ATTORNEY
                                -----------------

                  I, the undersigned director of IL Annuity and Insurance Company, a Kansas corporation, hereby constitute and appoint Lee A. Schott, our true and lawful attorney, with full power to her to sign for me and in my name and in the capacity indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering IL Annuity and Insurance Company Separate Account 1, established by IL Annuity and Insurance Company on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

                  Witness my hand on the date set forth below.

Signature                                              Title                                   Date
---------                                              -----                                   ----

/s/ Gary P. Ryan                               Director                                        April 5, 2002
----------------
Gary P. Ryan